UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2011

Date of reporting period:	August 1, 2010 — July 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POGAX

Putnam Growth Opportunities Fund

Annual report
7|31|11

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Annual report
7 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	48

About the Trustees	49

Officers	51

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. Markets did show signs of stabilizing after the initial shock wore off, but it seems clear that volatility will be with us in the near term.

Putnam’s investment team believes the downgrade will have limited impact on the real economy today and that many investment opportunities still exist. Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to harness the growth potential of large companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

Today, the fund continues to target the stocks of these types of companies, using rigorous research techniques to identify those believed to have both a competitive edge and the potential to produce strong profits. Of course, as with any fund that invests in stocks, there are risks involved. The fund’s manager seeks to mitigate risk by investing with a long-term perspective, looking for companies he believes have the fundamental strength to deliver results over time, despite market setbacks. While the fund’s strategy favors growth stocks, the manager also seeks to cushion the impact of market volatility at times when growth-style investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper.

Regardless of how market conditions change in the years ahead, the fund will continue to seek leading companies with dominant products, services, and barriers to entry against potential competitors.

These companies can be attractive investments, especially when the market underestimates the sustainability of their growth.

Consider these risks before investing: Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those companies believed to offer growth potential.

Quality The manager looks for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

Robert M. Brookby

Rob, large-company stocks overall delivered strong returns for the period, but it wasn’t a smooth ride. What happened in the financial markets over the past year?

When the fund’s fiscal year began in August 2010, stocks had been declining sharply for several months, largely in response to Greece’s sovereign debt crisis, which led to broader worries about debt issues in other European Union countries. At the same time, investors had become discouraged about the slow pace of the U.S. economic recovery.

September, however, marked a turning point, when the S&P 500 Index, a broad measure of U.S. stock performance, advanced 8.92% — its best September in 71 years. It appeared that the U.S. economy was finding its footing, and stocks delivered strong results through the end of 2010.

We entered 2011 on a strong note, but the environment quickly grew turbulent.

Stocks struggled through a series of events, including a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East and North Africa; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues. The stock market remained turbulent and, in the final month of the period, the S&P 500 posted its third straight monthly loss, the longest streak since 2008. Debt issues in the United States added to the pressure, as lawmakers struggled to reach an agreement over the federal debt ceiling. Finally, shortly after the close of the period, Standard & Poor’s unprecedented downgrade of U.S. sovereign debt to AA+ from AAA sent stocks into deep declines.

How did you position the fund during these challenging markets?

I continued to believe that underneath all the turmoil, a recovery was under way, and my

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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strategy was to position the fund accordingly. We expected that the economic data would be choppy, and that markets could be volatile as a result. While my outlook has shifted in recent months, we favored sectors that tend to do well in a recovering economy, and this strategy proved beneficial.

Within the fund’s portfolio, what strategies or stocks had a positive impact on returns for the period?

National Oilwell Varco was the top-performing stock in the portfolio for the fiscal year. This company makes equipment and components used in oil and gas drilling, and investment in drilling equipment has remained strong worldwide, with many businesses looking to upgrade their rigs. This has boosted revenue and earnings for National Oilwell, whose components are used on most major oil rigs. National Oilwell also benefits from a growing demand for equipment to drill in more technologically challenging environments, such as ultra-deep water drilling and shale gas drilling. While the company has competition in this area, it does maintain a healthy market share.

Another strong contributor to fund performance was Priceline.com, an online travel booking company. Hotels and airlines make their services accessible through the Priceline.com website, providing a convenient way for travelers to make plans via the Internet. The company has benefited particularly from its business with European hotels, which tend to have fragmented booking systems. The Priceline.com site serves as a convenient and efficient distribution arm for these hotels, especially the smaller ones. This stock also benefits from what we believe is a powerful and sustainable long-term trend — the use of the Internet to research, plan, and book travel.

Also worth noting is the stock of Apple, whose remarkable performance was based largely on the continued performance of its key iconic products: the iPhone and the iPad. These products once again delivered sales results that exceeded even the most

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

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optimistic assumptions on Wall Street. As a result, Apple’s earnings produced a genuine positive surprise, coming in more than 30% ahead of forecasted expectations for the quarter ended June 2011. Moreover, the iPad now commands a nearly 90% share of the emerging tablet device market, and the iPhone continues to find traction with customers all over the world. We believe Apple continues to offer an attractive growth opportunity, and the stock remained in the fund’s portfolio at period-end.

What are some stocks or strategies that held back performance?

Fund performance was dampened by our decision to not hold the stock of Exxon Mobil, which advanced considerably, along with most others in the energy sector during the period. In the energy sector, our strategy is to focus on companies that we believe offer stronger organic growth potential.

Another detractor for the period was the stock of Teva Pharmaceutical Industries, an Israel-based generic drug company. Teva’s recent struggles have been related to one of its branded drugs, Copaxone, the number-one prescribed treatment for multiple sclerosis. Investors have become increasingly concerned about generic competition for the drug, which is a highly profitable product for Teva. The regulatory pathway is still unclear for generic competitors, but speculation has created negative sentiment toward Teva. We continued to hold Teva in the portfolio at the close of the period, primarily because we believe the company’s growth potential is not adequately reflected in its stock price.

Also holding back performance for the fiscal year was PNC Financial Services Group, a

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/11. Short-term holdings are excluded. Holdings will vary over time.

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Pennsylvania-based bank. Despite declines in its stock price during the period, we believe this is a well-managed bank that remains an attractive long-term growth opportunity. Also disappointing was Hewlett-Packard, a company that has been pressured by an overall decline in personal computer sales as well as rapidly increasing competition from tablet computers. In addition to disappointing earnings, the company has been dealing with some management issues. Shortly after the close of the period, we reduced the fund’s position in Hewlett-Packard considerably. After a thorough evaluation, we are not convinced that the company has the appropriate strategy in place to manage its future.

With markets showing turbulence at the close of the fiscal year, what is your outlook?

Economic growth has clearly slowed in almost every region of the world. Anemic conditions in the United States and Europe are now being joined by “landings” — shifts to slower growth — in emerging markets such as China and Brazil. We have seen a stream of economic data to indicate that our economic recovery in the United States is stalling. Unemployment in particular remains stubbornly high and job creation is proving extraordinarily difficult. Compounding the problem has been the politics surrounding America’s fiscal problems, which has diminished confidence from business leaders and households alike.

We now believe that the growth potential for many companies is slower than we expected even just three months ago. While it is impossible to predict the future, the next few years are likely to be more influenced by fiscal restraint, higher taxes, more regulatory uncertainty, and less job creation. I would expect that larger companies with stronger balance sheets and global growth capabilities should be better positioned to perform in this environment. I also expect that as growth becomes more scarce, companies that can continue to grow through economic weakness will see their valuations

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Chart data reflect a new calculation methodology that went into effect within the past six months. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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at premiums to the market. I expect volatility in almost all sectors as the market is forced to reset its expectations. I anticipate that areas such as industrials, materials, and technology still offer some of the best relative growth investment opportunities against a backdrop that is challenging for growth overall.

As always, when positioning the fund, I want to be able to capitalize on opportunities without exposing the fund’s investors to too much risk. I strive for a careful balance of stocks with high growth potential and those with more defensive characteristics.

Thank you, Rob, for your time and insight.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report that the fund benefited during the period as a result of a third court-ordered settlement distribution made to eligible holders of Enron Corporation common stock. Enron’s stock became worthless in 2001 when it was determined that the company had defrauded shareholders by conspiring to conceal losses and inflate profits. The company declared bankruptcy in December 2001, and its assets were later sold off to recoup creditors. Shareholders who purchased Enron stock between September 9, 1997, and December 2, 2001, were eligible to participate in the settlement. The fund received $12,097,538 on December 29, 2008, a second settlement of $2,326,616 on December 28, 2009, and a third settlement of $3,189,551 on January 19, 2011.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

Lower corporate debt, higher profits, and record cash on hand are factors fueling a positive outlook for U.S. mergers and acquisitions, according to a recent study of the world’s 1,000 largest companies by KPMG International. Among the 338 U.S. companies in the survey, net debt is projected to decline 34% by June 2012, compared with a 19% decline projected for their global peers. Lower debt levels may enhance the ability of corporations to pursue acquisitions. U.S. corporations in general have also continued to report robust profits this year. Through August 9, of the 441 S&P 500 companies that had reported second-quarter earnings, 69.6% beat analyst estimates, according to Standard & Poor’s research. By the end of the first quarter, U.S. firms held nearly $2 trillion in cash on hand, which could be used to fund business expansion, dividends, stock buy-backs, or mergers and acquisitions.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.42%	5.02%	4.60%	4.60%	4.64%	4.64%	4.86%	4.63%	5.16%	5.64%

10 years	7.22	1.06	–0.58	–0.58	–0.50	–0.50	2.03	–1.56	4.69	10.04
Annual average	0.70	0.11	–0.06	–0.06	–0.05	–0.05	0.20	–0.16	0.46	0.96

5 years	32.81	25.20	27.94	25.94	27.98	27.98	29.58	25.07	31.26	34.57
Annual average	5.84	4.60	5.05	4.72	5.06	5.06	5.32	4.58	5.59	6.12

3 years	27.42	20.06	24.58	21.58	24.57	24.57	25.55	21.13	26.54	28.45
Annual average	8.41	6.28	7.60	6.73	7.60	7.60	7.88	6.60	8.16	8.70

1 year	24.31	17.19	23.40	18.40	23.41	22.41	23.72	19.42	24.06	24.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent and prior performance benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 7/31/11

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	6.13%	6.08%

10 years	26.71	24.17
Annual average	2.40	2.10

5 years	30.85	24.41
Annual average	5.52	4.37

3 years	16.87	10.42
Annual average	5.33	3.26

1 year	24.76	23.32

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/11, there were 780, 688, 596, 373, and 118 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $9,942 and $9,950, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,844. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,469 and $11,004, respectively.

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Fund price and distribution information For the 12-month period ended 7/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/10	$13.82	$14.66	$12.69	$12.86	$13.07	$13.54	$13.59	$14.18

7/31/11	17.18	18.23	15.66	15.87	16.17	16.76	16.86	17.68

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.55%	5.16%	4.74%	4.74%	4.78%	4.78%	4.99%	4.76%	5.30%	5.77%

10 years	2.35	–3.52	–5.07	–5.07	–5.06	–5.06	–2.64	–6.03	–0.07	4.97
Annual average	0.23	–0.36	–0.52	–0.52	–0.52	–0.52	–0.27	–0.62	–0.01	0.49

5 years	32.65	24.99	27.77	25.77	27.81	27.81	29.48	24.95	31.12	34.39
Annual average	5.81	4.56	5.02	4.69	5.03	5.03	5.30	4.56	5.57	6.09

3 years	26.80	19.53	23.99	20.99	23.98	23.98	24.95	20.55	25.93	27.82
Annual average	8.24	6.13	7.43	6.56	7.43	7.43	7.71	6.43	7.99	8.53

1 year	35.27	27.47	34.35	29.35	34.31	33.30	34.67	29.98	34.99	35.68

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for the six-month period
ended 7/31/11†‡	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes an increase of 0.01% in annualized performance fees for the six months ended 7/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2011, to July 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.04	$9.77	$9.77	$8.53	$7.29	$4.80

Ending value (after expenses)	$1,014.20	$1,010.30	$1,010.80	$1,012.50	$1,013.20	$1,016.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2011, use the following calculation method. To find the value of your investment on February 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.06	$9.79	$9.79	$8.55	$7.30	$4.81

Ending value (after expenses)	$1,018.79	$1,015.08	$1,015.08	$1,016.31	$1,017.55	$1,020.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes

16

in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the

17

custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1  fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

18

personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 857, 753 and 634 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2011, Putnam employees had approximately $350,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund (the fund), including the fund’s portfolio, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2011

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The fund’s portfolio 7/31/11

COMMON STOCKS (99.4%)*	Shares	Value

Aerospace and defense (4.4%)
Embraer SA ADR (Brazil)	19,834	$585,500

Goodrich Corp.	28,400	2,701,976

Honeywell International, Inc.	32,300	1,715,130

Northrop Grumman Corp. S	14,700	889,497

Precision Castparts Corp.	34,037	5,492,891

Safran SA (France)	35,130	1,453,409

United Technologies Corp.	32,869	2,722,868

		15,561,271
Air freight and logistics (0.7%)
United Parcel Service, Inc. Class B	37,100	2,568,062

		2,568,062
Airlines (0.2%)
Delta Air Lines, Inc. †	88,500	698,265

		698,265
Auto components (0.7%)
Lear Corp.	47,200	2,312,800

		2,312,800
Automobiles (0.6%)
Ford Motor Co. †	176,100	2,150,181

		2,150,181
Beverages (2.1%)
Coca-Cola Co. (The)	42,700	2,904,027

Coca-Cola Enterprises, Inc.	106,700	2,999,337

PepsiCo, Inc.	24,600	1,575,384

		7,478,748
Biotechnology (1.5%)
Celgene Corp. †	48,900	2,899,770

Dendreon Corp. † S	41,576	1,534,154

Human Genome Sciences, Inc. † S	41,727	876,684

		5,310,608
Capital markets (1.4%)
Apollo Global Management, LLC. Class A S	31,873	551,722

Goldman Sachs Group, Inc. (The)	7,400	998,778

Invesco, Ltd.	54,700	1,213,246

State Street Corp.	50,000	2,073,500

		4,837,246
Chemicals (4.9%)
Agrium, Inc. (Canada)	13,431	1,173,601

Albemarle Corp.	46,900	3,122,602

Celanese Corp. Ser. A S	85,237	4,699,116

Huntsman Corp.	130,977	2,501,661

LyondellBasell Industries NV Class A (Netherlands)	67,608	2,667,812

Monsanto Co.	48,500	3,563,780

		17,728,572
Commercial banks (0.3%)
PNC Financial Services Group, Inc.	19,600	1,064,084

		1,064,084
Communications equipment (4.9%)
ADTRAN, Inc.	40,300	1,333,527

Cisco Systems, Inc.	231,412	3,695,650

F5 Networks, Inc. †	6,100	570,228

23

COMMON STOCKS (99.4%)* cont.	Shares	Value

Communications equipment cont.
Juniper Networks, Inc. †	52,200	$1,220,958

Polycom, Inc. † S	98,000	2,648,940

Qualcomm, Inc.	142,648	7,814,257

		17,283,560
Computers and peripherals (11.0%)
Apple, Inc. †	65,632	25,627,979

EMC Corp. † S	204,800	5,341,184

Hewlett-Packard Co.	133,200	4,683,312

SanDisk Corp. † S	80,152	3,408,865

		39,061,340
Diversified financial services (1.3%)
CME Group, Inc.	10,150	2,935,279

JPMorgan Chase & Co.	42,100	1,702,945

		4,638,224
Diversified telecommunication services (0.3%)
Iridium Communications, Inc. † S	108,589	926,264

		926,264
Electrical equipment (0.9%)
Cooper Industries PLC	26,200	1,370,522

GrafTech International, Ltd. † S	95,700	1,843,182

		3,213,704
Electronic equipment, instruments, and components (0.8%)
TE Connectivity, Ltd. (Switzerland)	76,700	2,640,781

		2,640,781
Energy equipment and services (4.9%)
Baker Hughes, Inc.	18,500	1,431,530

National Oilwell Varco, Inc.	52,000	4,189,640

Oil States International, Inc. † S	23,400	1,888,380

Schlumberger, Ltd.	96,700	8,738,779

Technip SA (France)	10,143	1,105,316

		17,353,645
Food and staples retail (0.7%)
Costco Wholesale Corp.	32,800	2,566,600

		2,566,600
Food products (0.5%)
Mead Johnson Nutrition Co. Class A	23,100	1,648,647

		1,648,647
Health-care equipment and supplies (3.3%)
Baxter International, Inc. S	93,700	5,450,529

Covidien PLC (Ireland)	80,400	4,083,516

St. Jude Medical, Inc.	24,100	1,120,650

Stryker Corp.	17,000	923,780

		11,578,475
Health-care providers and services (3.0%)
Aetna, Inc.	100,100	4,153,149

CIGNA Corp.	28,200	1,403,514

Express Scripts, Inc. † S	58,900	3,195,914

Quest Diagnostics, Inc. S	32,074	1,732,317

		10,484,894
Hotels, restaurants, and leisure (3.1%)
Carnival Corp. S	68,100	2,267,730

Las Vegas Sands Corp. †	31,800	1,500,324

24

COMMON STOCKS (99.4%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
McDonald’s Corp.	39,900	$3,450,552

Starbucks Corp.	94,000	3,768,460

		10,987,066
Household durables (0.3%)
Newell Rubbermaid, Inc.	44,600	692,192

NVR, Inc. †	500	340,045

		1,032,237
Household products (1.3%)
Colgate-Palmolive Co.	22,900	1,932,302

Procter & Gamble Co. (The)	44,600	2,742,454

		4,674,756
Independent power producers and energy traders (0.7%)
AES Corp. (The) †	188,000	2,314,280

		2,314,280
Industrial conglomerates (1.4%)
General Electric Co.	73,700	1,319,967

Tyco International, Ltd.	79,200	3,507,768

		4,827,735
Insurance (1.3%)
Aflac, Inc.	42,098	1,939,034

Hartford Financial Services Group, Inc. (The)	112,000	2,623,040

		4,562,074
Internet and catalog retail (2.8%)
Amazon.com, Inc. †	23,700	5,273,724

Priceline.com, Inc. †	8,250	4,435,613

		9,709,337
Internet software and services (3.6%)
Baidu, Inc. ADR (China) †	16,900	2,654,483

Google, Inc. Class A †	16,365	9,879,387

		12,533,870
IT services (2.0%)
Accenture PLC Class A S	24,300	1,437,102

Mastercard, Inc. Class A	14,000	4,245,500

Western Union Co. (The) S	61,700	1,197,597

		6,880,199
Leisure equipment and products (0.5%)
Hasbro, Inc.	40,200	1,590,312

		1,590,312
Life sciences tools and services (2.1%)
Agilent Technologies, Inc. †	43,600	1,838,176

Thermo Fisher Scientific, Inc. †	91,100	5,474,199

		7,312,375
Machinery (3.9%)
Eaton Corp.	74,300	3,562,685

Ingersoll-Rand PLC	69,600	2,604,432

Pall Corp.	10,800	535,464

Parker Hannifin Corp.	58,500	4,622,670

Stanley Black & Decker, Inc.	8,000	526,160

Timken Co.	40,100	1,751,167

		13,602,578
Media (2.7%)
DIRECTV Class A †	27,300	1,383,564

Interpublic Group of Companies, Inc. (The)	296,000	2,903,760

25

COMMON STOCKS (99.4%)* cont.	Shares	Value

Media cont.
Time Warner, Inc. S	73,100	$2,570,196

Walt Disney Co. (The)	72,800	2,811,536

		9,669,056
Metals and mining (1.3%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	54,200	2,870,432

Teck Resources Limited Class B (Canada)	34,463	1,703,851

		4,574,283
Multiline retail (1.8%)
Kohl’s Corp.	56,900	3,112,999

Target Corp.	61,400	3,161,486

		6,274,485
Oil, gas, and consumable fuels (5.1%)
Alpha Natural Resources, Inc. †	37,000	1,580,270

Anadarko Petroleum Corp.	20,700	1,708,992

CONSOL Energy, Inc.	10,500	562,800

Hess Corp.	19,500	1,336,920

Kosmos Energy, Ltd. †	64,039	972,752

Linn Energy, LLC (Units)	67,600	2,706,028

Noble Energy, Inc.	34,600	3,448,928

Occidental Petroleum Corp.	38,000	3,730,840

Oiltanking Partners LP (Unit) †	15,388	367,158

Petroleo Brasileiro SA ADR (Brazil)	58,900	2,000,833

		18,415,521
Personal products (0.4%)
Estee Lauder Cos., Inc. (The) Class A	14,500	1,521,195

		1,521,195
Pharmaceuticals (1.0%)
Merck & Co., Inc.	50,500	1,723,565

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	36,900	1,721,016

		3,444,581
Real estate investment trusts (REITs) (0.2%)
Prologis, Inc. R S	18,709	666,602

		666,602
Real estate management and development (1.0%)
BR Malls Participacoes SA (Brazil)	69,889	813,270

CB Richard Ellis Group, Inc. Class A †	124,100	2,705,380

		3,518,650
Road and rail (0.9%)
Hertz Global Holdings, Inc. † S	52,300	735,861

Kansas City Southern † S	18,180	1,078,983

Swift Transportation Co. † S	132,097	1,497,980

		3,312,824
Semiconductors and semiconductor equipment (3.4%)
Advanced Micro Devices, Inc. †	201,029	1,475,553

First Solar, Inc. † S	14,272	1,687,379

Intel Corp.	77,400	1,728,342

KLA-Tencor Corp. S	24,000	955,680

Lam Research Corp. †	30,200	1,234,576

Marvell Technology Group, Ltd. †	76,400	1,132,248

Novellus Systems, Inc. † S	38,500	1,195,040

Texas Instruments, Inc.	89,900	2,674,525

		12,083,343

26

COMMON STOCKS (99.4%)* cont.	Shares	Value

Software (4.9%)
Adobe Systems, Inc. †	44,800	$1,241,856

BMC Software, Inc. †	46,112	1,992,961

Microsoft Corp.	104,567	2,865,136

Oracle Corp.	275,900	8,437,022

Salesforce.com, Inc. † S	13,700	1,982,527

Synchronoss Technologies, Inc. † S	21,400	625,950

		17,145,452
Specialty retail (2.2%)
Bed Bath & Beyond, Inc. †	37,900	2,216,771

Lowe’s Cos., Inc.	77,800	1,678,924

Office Depot, Inc. † S	61,700	233,226

TJX Cos., Inc. (The)	29,200	1,614,760

Williams-Sonoma, Inc.	50,000	1,851,000

		7,594,681
Textiles, apparel, and luxury goods (0.1%)
Iconix Brand Group, Inc. † S	21,222	495,109

		495,109
Tobacco (1.6%)
Philip Morris International, Inc.	77,000	5,480,090

		5,480,090
Wireless telecommunication services (1.4%)
American Tower Corp. Class A †	45,100	2,369,103

NII Holdings, Inc. † S	56,742	2,403,024

		4,772,127

Total common stocks (cost $297,730,748)		$350,100,789

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Novellus Systems, Inc. 144A cv. sr. notes 2 5/8s, 2041	$255,000	$243,908

Total convertible bonds and notes (cost $255,000)		$243,908

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value
Citigroup, Inc.	1/4/19	$106.10	163,930	$114,751

Total warrants (cost $165,569)				$114,751

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (—%)*	strike price		amount	Value

Best Buy Co., Inc. (Call)	Jan-12/$35.00		89,133	$42,500

JPMorgan Chase & Co. (Call)	Jan-12/$50.00		46,049	21,460

JPMorgan Chase & Co. (Call)	Jan-12/$45.00		26,330	34,918

Total purchased options outstanding (cost $302,341)				$98,878

27

SHORT-TERM INVESTMENTS (12.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	42,497,017	$42,497,017

Putnam Money Market Liquidity Fund 0.05% [e]	524,499	524,499

U.S. Treasury Bills with an effective yield of 0.240%,
October 20, 2011	$24,000	23,989

U.S. Treasury Bills with effective yields ranging from
0.196% to 0.199%, August 25, 2011	189,000	188,975

Total short-term investments (cost $43,234,478)		$43,234,480

TOTAL INVESTMENTS

Total investments (cost $341,688,136)		$393,792,806

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through July 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $352,048,994.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $3,617,756 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/11 (aggregate face value $2,357,980)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

UBS AG

	Euro	Sell	8/17/11	$2,367,210	$2,357,980	$(9,230)

Total						$(9,230)

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $41,893)

	Contract	Expiration date/
	amount	strike price	Value

Best Buy Co., Inc. (Call)	89,133	Jan-12/$40.00	$12,764

Total			$12,764

28

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
baskets	13,817	9/26/11	(1 month USD-	A basket	$(40,971)
			LIBOR-BBA plus	(GSCBPBNK)
			35 bp)	of common stocks

Total					$(40,971)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$51,815,264	$—	$—

Consumer staples	23,370,036	—	—

Energy	34,663,850	1,105,316	—

Financials	19,286,880	—	—

Health care	38,130,933	—	—

Industrials	42,331,030	1,453,409	—

Information technology	107,628,545	—	—

Materials	22,302,855	—	—

Telecommunication services	5,698,391	—	—

Utilities	2,314,280	—	—

Total common stocks	347,542,064	2,558,725	—

Convertible bonds and notes	—	243,908	—

Purchased options outstanding	—	98,878	—

Warrants	114,751	—	—

Short-term investments	524,499	42,709,981	—

Totals by level	$348,181,314	$45,611,492	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(9,230)	$—

Written options	—	(12,764)	—

Total return swap contracts	—	(40,971)	—

Totals by level	$—	$(62,965)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

29

Statement of assets and liabilities 7/31/11

ASSETS

Investment in securities, at value, including $40,711,944 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $298,666,620)	$350,771,290
Affiliated issuers (identified cost $43,021,516) (Notes 1 and 6)	43,021,516

Cash	548,051

Dividends, interest and other receivables	664,172

Receivable for shares of the fund sold	196,888

Receivable for investments sold	3,356,650

Total assets	398,558,567

LIABILITIES

Payable for investments purchased	2,684,651

Payable for shares of the fund repurchased	544,950

Payable for compensation of Manager (Note 2)	168,362

Payable for investor servicing fees (Note 2)	89,666

Payable for custodian fees (Note 2)	11,431

Payable for Trustee compensation and expenses (Note 2)	197,460

Payable for administrative services (Note 2)	1,845

Payable for distribution fees (Note 2)	102,246

Unrealized depreciation on forward currency contracts (Note 1)	9,230

Written options outstanding, at value (premiums received $41,893) (Notes 1 and 3)	12,764

Unrealized depreciation on swap contracts (Note 1)	40,971

Collateral on securities loaned, at value (Note 1)	42,497,017

Other accrued expenses	148,980

Total liabilities	46,509,573

Net assets	$352,048,994

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$340,406,116

Undistributed net investment income (Note 1)	51,761

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(40,492,389)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	52,083,506

Total — Representing net assets applicable to capital shares outstanding	$352,048,994

(Continued on next page)

30

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($295,288,644 divided by 17,183,499 shares)	$17.18

Offering price per class A share (100/94.25 of $17.18)*	$18.23

Net asset value and offering price per class B share ($24,683,001 divided by 1,575,900 shares)**	$15.66

Net asset value and offering price per class C share ($13,781,162 divided by 868,230 shares)**	$15.87

Net asset value and redemption price per class M share ($5,270,967 divided by 326,048 shares)	$16.17

Offering price per class M share (100/96.50 of $16.17)*	$16.76

Net asset value, offering price and redemption price per class R share
($630,033 divided by 37,365 shares)	$16.86

Net asset value, offering price and redemption price per class Y share
($12,395,187 divided by 701,121 shares)	$17.68

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Year ended 7/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $31,279)	$3,946,533

Interest (including interest income of $8,062 from investments in affiliated issuers) (Note 6)	10,263

Securities lending (Note 1)	95,880

Total investment income	4,052,676

EXPENSES

Compensation of Manager (Note 2)	1,985,615

Investor servicing fees (Note 2)	1,140,401

Custodian fees (Note 2)	22,986

Trustee compensation and expenses (Note 2)	28,720

Administrative services (Note 2)	10,412

Distribution fees — Class A (Note 2)	733,945

Distribution fees — Class B (Note 2)	281,526

Distribution fees — Class C (Note 2)	137,447

Distribution fees — Class M (Note 2)	37,952

Distribution fees — Class R (Note 2)	1,882

Other	222,199

Total expenses	4,603,085

Expense reduction (Note 2)	(45,053)

Net expenses	4,558,032

Net investment loss	(505,356)

Net realized gain on investments (Notes 1 and 3)	35,216,237

Net realized gain on swap contracts (Note 1)	700,060

Net realized loss on futures contracts (Note 1)	(151,910)

Net realized loss on foreign currency transactions (Note 1)	(192,290)

Net realized gain on written options (Notes 1 and 3)	91,465

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7,654

Net unrealized appreciation of investments, swap contracts and written options during the year	38,213,702

Net gain on investments	73,884,918

Net increase in net assets resulting from operations	$73,379,562

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/11	Year ended 7/31/10

Operations:
Net investment loss	$(505,356)	$(932,589)

Net realized gain on investments
and foreign currency transactions	35,663,562	52,859,755

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	38,221,356	(10,577,358)

Net increase in net assets resulting from operations	73,379,562	41,349,808

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,122,145)

Class M	—	(360)

Class R	—	(584)

Class Y	—	(38,695)

From return of capital
Class A	—	(24,780)

Class M	—	(8)

Class R	—	(13)

Class Y	—	(854)

Increase in capital from settlement payments (Note 7)	380,409	—

Redemption fees (Note 1)	1,793	1,044

Decrease from capital share transactions (Note 4)	(35,083,161)	(41,205,739)

Total increase (decrease) in net assets	38,678,603	(1,042,326)

NET ASSETS

Beginning of year	313,370,391	314,412,717

End of year (including undistributed net investment
income of $51,761 and distributions in excess of net
investment income of $203,436, respectively)	$352,048,994	$313,370,391

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
July 31, 2011	$13.82	(.01)	3.35 [e]	3.34	—	—	—	—	.02 [f]	$17.18	24.31 [e]	$295,289	1.22	(.05)	68
July 31, 2010	12.24	(.02)	1.66 [g]	1.64	(.06)	— [b]	(.06)	—	—	13.82	13.39[g]	261,202	1.32 [h]	(.17) [h]	96
July 31, 2009	13.54	.05	(1.35) [i]	(1.30)	—	—	—	—	— [b,j]	12.24	(9.60) [i]	254,606	1.27 [h]	.49 [h]	160
July 31, 2008	14.84	(.01)	(1.29)	(1.30)	—	—	—	—	—	13.54	(8.76)	305,508	1.29 [h]	(.04) [h]	69
July 31, 2007	12.99	(.04)	1.89	1.85	—	—	—	—	—	14.84	14.24	361,708	1.32 [h]	(.30) [h]	65

Class B
July 31, 2011	$12.69	(.12)	3.07 [e]	2.95	—	—	—	—	.02 [f]	$15.66	23.40 [e]	$24,683	1.97	(.80)	68
July 31, 2010	11.28	(.11)	1.52 [g]	1.41	—	—	—	—	—	12.69	12.50 [g]	28,983	2.07 [h]	(.91) [h]	96
July 31, 2009	12.57	(.02)	(1.27) [i]	(1.29)	—	—	—	—	— [b,j]	11.28	(10.26) [i]	37,357	2.02 [h]	(.20) [h]	160
July 31, 2008	13.89	(.11)	(1.21)	(1.32)	—	—	—	—	—	12.57	(9.50)	73,688	2.04 [h]	(.81) [h]	69
July 31, 2007	12.24	(.14)	1.79	1.65	—	—	—	—	—	13.89	13.48	167,563	2.07 [h]	(1.03) [h]	65

Class C
July 31, 2011	$12.86	(.12)	3.11 [e]	2.99	—	—	—	—	.02 [f]	$15.87	23.41 [e]	$13,781	1.97	(.80)	68
July 31, 2010	11.43	(.12)	1.55 [g]	1.43	—	—	—	—	—	12.86	12.51 [g]	12,321	2.07 [h]	(.92) [h]	96
July 31, 2009	12.74	(.02)	(1.29) [i]	(1.31)	—	—	—	—	— [b,j]	11.43	(10.28) [i]	12,159	2.02 [h]	(.25) [h]	160
July 31, 2008	14.07	(.11)	(1.22)	(1.33)	—	—	—	—	—	12.74	(9.45)	16,311	2.04 [h]	(.79) [h]	69
July 31, 2007	12.40	(.14)	1.81	1.67	—	—	—	—	—	14.07	13.47	22,364	2.07 [h]	(1.04) [h]	65

Class M
July 31, 2011	$13.07	(.09)	3.17 [e]	3.08	—	—	—	—	.02 [f]	$16.17	23.72 [e]	$5,271	1.72	(.55)	68
July 31, 2010	11.58	(.09)	1.58 [g]	1.49	— [b]	— [b]	— [b]	—	—	13.07	12.88 [g]	4,460	1.82 [h]	(.67) [h]	96
July 31, 2009	12.88	— [b]	(1.30) [i]	(1.30)	—	—	—	—	— [b,j]	11.58	(10.09) [i]	4,470	1.77 [h]	— [h,k]	160
July 31, 2008	14.19	(.08)	(1.23)	(1.31)	—	—	—	—	—	12.88	(9.23)	5,675	1.79 [h]	(.54) [h]	69
July 31, 2007	12.48	(.11)	1.82	1.71	—	—	—	—	—	14.19	13.70	8,011	1.82 [h]	(.79) [h]	65

Class R
July 31, 2011	$13.59	(.05)	3.30 [e]	3.25	—	—	—	—	.02 [f]	$16.86	24.06 [e]	$630	1.47	(.31)	68
July 31, 2010	12.05	(.06)	1.64 [g]	1.58	(.04)	— [b]	(.04)	—	—	13.59	13.08 [g]	241	1.57 [h]	(.43) [h]	96
July 31, 2009	13.36	.02	(1.33) [i]	(1.31)	—	—	—	—	— [b,j]	12.05	(9.81) [i]	183	1.52 [h]	.22 [h]	160
July 31, 2008	14.68	(.04)	(1.28)	(1.32)	—	—	—	—	—	13.36	(8.99)	172	1.54 [h]	(.30) [h]	69
July 31, 2007	12.88	(.08)	1.88	1.80	—	—	—	—	—	14.68	13.98	134	1.57 [h]	(.57) [h]	65

Class Y
July 31, 2011	$14.18	.03	3.45 [e]	3.48	—	—	—	—	.02 [f]	$17.68	24.68 [e]	$12,395.97		.19	68
July 31, 2010	12.55	.01	1.71 [g]	1.72	(.09)	— [b]	(.09)	—	—	14.18	13.69 [g]	6,163	1.07 [h]	.08 [h]	96
July 31, 2009	13.85	.08	(1.38) [i]	(1.30)	—	—	—	—	— [b,j]	12.55	(9.39) [i]	5,638	1.02 [h]	.73 [h]	160
July 31, 2008	15.14	.03	(1.32)	(1.29)	—	—	—	—	—	13.85	(8.52)	6,084	1.04 [h]	.21 [h]	69
July 31, 2007	13.22	(.01)	1.93	1.92	—	—	—	—	—	15.14	14.52	7,746	1.07 [h]	(.05) [h]	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on January 19, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

g Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 28, 2009:

Per share

Class A	$0.09

Class B	0.09

Class C	0.09

Class M	0.09

Class R	0.09

Class Y	0.10

This payment resulted in an increase to total returns of 0.74% for the year ended July 31, 2010.

The accompanying notes are an integral part of these financial statements.

36

Financial highlights (Continued)

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.05%

July 31, 2009	0.25

July 31, 2008	0.16

July 31, 2007	0.21

i Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.44

Class B	0.41

Class C	0.41

Class M	0.42

Class R	0.43

Class Y	0.45

This payment resulted in an increase to total returns of 3.25% for the year ended July 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

37

Notes to financial statements 7/31/11

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the fund), is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through July 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be

38

used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

E) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 100,000 on purchased options contracts for the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,500,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,700,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the

40

fund which cannot be sold or repledged totaled $162,956 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $20,465 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $41,285,985. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $42,497,017.

J) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

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At July 31, 2011, the fund had a capital loss carryover of $40,356,576 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration
$29,538,095	July 31, 2017

10,818,481	July 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, net operating loss, income on swap contracts and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $760,553 to decrease accumulated net investment loss and $739,157,621 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $738,397,068.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$66,973,119
Unrealized depreciation	(14,951,837)

Net unrealized appreciation	52,021,282
Capital loss carryforward	(40,356,576)
Cost for federal income tax purposes	$341,771,524

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

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In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.56% of the fund’s average net assets before an increase of $20,126 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,361 under the expense offset arrangements and by $43,692 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $248, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

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Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $43,941 and $697 from the sale of class A and class M shares, respectively, and received $32,459 and $258 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $21 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $232,162,210 and $259,158,884, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	757,366	286,760

Options exercised	—	—

Options expired	(66,971)	(128,953)

Options closed	(601,262)	(115,914)

Written options outstanding at the
end of the reporting period	89,133	$41,893

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,488,558	$23,848,191	1,680,141	$23,075,904

Shares issued in connection with
reinvestment of distributions	—	—	81,173	1,096,643

	1,488,558	23,848,191	1,761,314	24,172,547

Shares repurchased	(3,205,857)	(51,750,487)	(3,663,483)	(50,183,806)

Net decrease	(1,717,299)	$(27,902,296)	(1,902,169)	$(26,011,259)

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	Year ended 7/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	132,655	$1,987,038	210,585	$2,674,530

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	132,655	1,987,038	210,585	2,674,530

Shares repurchased	(840,365)	(12,483,566)	(1,239,441)	(15,727,420)

Net decrease	(707,710)	$(10,496,528)	(1,028,856)	$(13,052,890)

	Year ended 7/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	74,208	$1,148,051	66,119	$846,853

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	74,208	1,148,051	66,119	846,853

Shares repurchased	(163,972)	(2,488,386)	(172,151)	(2,201,988)

Net decrease	(89,764)	$(1,340,335)	(106,032)	$(1,355,135)

	Year ended 7/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	29,391	$474,269	16,372	$214,790

Shares issued in connection with
reinvestment of distributions	—	—	28	362

	29,391	474,269	16,400	215,152

Shares repurchased	(44,701)	(687,145)	(60,970)	(796,202)

Net decrease	(15,310)	$(212,876)	(44,570)	$(581,050)

	Year ended 7/31/11		Year ended 7/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	24,332	$402,204	6,107	$81,723

Shares issued in connection with
reinvestment of distributions	—	—	45	597

	24,332	402,204	6,152	82,320

Shares repurchased	(4,707)	(76,503)	(3,571)	(48,234)

Net increase	19,625	$325,701	2,581	$34,086

	Year ended 7/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	366,964	$6,258,694	85,523	$1,187,350

Shares issued in connection with
reinvestment of distributions	—	—	2,657	36,798

	366,964	6,258,694	88,180	1,224,148

Shares repurchased	(100,468)	(1,715,521)	(102,695)	(1,463,639)

Net increase (decrease)	266,496	$4,543,173	(14,515)	$(239,491)

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Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$9,230

Equity contracts	Investments	213,629	Payables	53,735

Total		$213,629		$62,965

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants*	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$(173,817)	$—	$(173,817)

Equity contracts	121,341	481,758	(151,910)	—	700,060	$1,151,249

Total	$121,341	$481,758	$(151,910)	$(173,817)	$700,060	$977,432

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants*	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$8,279	$—	$8,279

Equity contracts	(174,334)	(475,767)	—	(261,917)	$(912,018)

Total	$(174,334)	$(475,767)	$8,279	$(261,917)	$(903,739)

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $8,062 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $80,646,572 and $82,804,937, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $373,726 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam

46

funds. In May 2011, the fund received a payment of $6,683 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

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About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

49

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

50

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Mark C. Trenchard
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	BSA Compliance Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Robert T. Burns
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Independent Registered	Janet C. Smith	Nancy E. Florek
Public Accounting Firm	Vice President, Assistant	Vice President, Assistant Clerk,
KPMG LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN061
269334 9/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2011	$40,888	$--	$4,000	$ —
July 31, 2010	$38,048	$--	$3,800	$ —

For the fiscal years ended July 31, 2011and July 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,000 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2011	$ —	$ —	$ —	$ —

July 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2011

Date of reporting period:	August 1, 2010 — July 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Annual report
7|31|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Annual report
7 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	48

About the Trustees	49

Officers	51

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. Markets did show signs of stabilizing after the initial shock wore off, but it seems clear that volatility will be with us in the near term.

Putnam’s investment team believes the downgrade will have limited impact on the real economy today and that many investment opportunities still exist. Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Building a portfolio of best ideas

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, research is used by investment managers to assess whether a company’s stock is undervalued, overvalued, or on target at its current price.

One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s equity analysts gather information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: It represents the select stock picks of Putnam’s large-cap equity research analysts, incorporated into a single portfolio that can include both growth- and value-style stocks.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Putnam’s research analysts specialize in sectors and industries

Consumer staples Broadcasting, lodging/tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/software, semiconductors, services

Materials Gold, metals, paper products/packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Aaron M. Cooper

What drove Putnam Research Fund’s results for the annual period?

For the 12-month period ending July 31, 2011, stock selection proved to be the key driver of relative returns in the portfolio. Across a number of sectors, including technology, energy, and consumer staples, our fundamental research focus on specific companies helped the fund perform nearly in line with its benchmark and surpass the return of its Lipper peer group average.

The stock market endured volatility from a variety of angles. How did the fund fare in this environment?

Stocks generally trended upward during the fiscal year, but there were pockets of volatility that caused markets to sink in unison, as well as key macroeconomic and political concerns that complicated the investment outlook at different moments for a variety of sectors. With its cross-sector discipline and fundamental research focus, however, the fund fared well despite these occasional headwinds.

As an example, the health-care sector underperformed in 2010, but as the resolution of health-care reform took shape, much of the uncertainty that had weighed on the sector was removed, helping it outperform through the second half of the period. Another locus of volatility was the energy sector, where the shifting fortunes of commodity markets saw oil prices rise substantially and then fall markedly when macroeconomic fears were forcefully renewed as the period progressed.

As a result of these fears, general market volatility intensified in May, when political concerns began to weigh heavily on stocks. This trend worsened, and just after the fiscal period-end, the last-minute agreement to raise the federal debt ceiling was followed

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

closely by Standard & Poor’s unprecedented downgrade of U.S. Treasury debt from AAA to AA+, sparking a major market sell-off. The Federal Reserve, meanwhile, stated that its near-zero interest-rate policy would remain in place through the middle of 2013, and many market watchers saw this as a response to increased U.S. economic weakness.

Which stocks contributed strong results?

One of the biggest contributors was Atmel, which designs and manufactures semiconductor integrated circuits. As we mentioned in the fund’s most recent semiannual report, this company, which is under new management, sold off underperforming divisions and reinvested the proceeds to become the market-share leader in touch-screen microchip technology. We sold this holding at a profit before the end of 2010 at what we considered fair value.

Another strong contributor was Philip Morris, a leading global tobacco company that has significantly benefited from its spin-off from Altria in 2008. The company’s management team has been able to increase its focus on innovation and speed up internal decision-making, which has made the stock more compelling. Recent consolidation within the industry, moreover, has created a strong global pricing environment that has boosted the company’s earnings.

A third solid contributor was Priceline.com. This online discount travel company delivered strong earnings results in a difficult consumer environment. Bookings, particularly on the international level, have shot up from levels achieved in 2010, and the company has continued to increase margins while reinvesting in its infrastructure.

Which stocks proved disappointing for the fund during the period?

One notable detractor was technology company Hewlett-Packard [HP]. The stock deteriorated due to lack of growth in the

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

services, printing, and personal computer segments of its business. HP had underinvested in the services segment and recognized the need to devote resources to this area. Within the personal computer segment, capital spending for enterprise-level computer systems had slowed due to the negative economic environment. Although HP generates strong free cash flow, the challenges it faces have lessened its attractiveness, in our view.

Our underweight position in IBM hurt relative results, as the stock of this bellwether technology company appreciated during the period. Although the company’s earnings-per-share growth is lower than that of its competitors, it is sometimes viewed as a relative safe haven because of its strong revenue stream.

With the continued rise in oil prices through much of the period and with the development of new technology, investment by exploration and production energy companies in North America has continued to be strong. This trend lasted longer than we expected, and therefore we lagged slightly in investing in these companies. We have been building our position in Baker Hughes, an oil field services company based in Houston, Texas, for example, as we believe this company is positioned strongly to benefit from this trend.

As we get deeper into the second half of 2011, what is your outlook for the stock market and the fund?

The macroeconomic environment is increasingly uncertain, with economic and market volatility stemming from debt-related issues in the United States and Europe. At the same time, corporations are producing extremely

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/11. Short-term holdings are excluded. Holdings will vary over time.

strong earnings and cash flows, and stocks are trading at attractive valuations, with dividend yields exceeding that of the ten-year Treasuries. Many companies have significantly improved their cost structures and balance sheets since the prior downturn, and are positioned to capitalize as opportunities present themselves. Others companies are heavily exposed to emerging-market growth, which remains healthy despite the pressures in developed markets.

We believe that Putnam Research Fund is well positioned in this environment, with its focus on bottom-up stock picking rather than employing an explicit macroeconomic prediction or methodology. With our deep understanding of individual companies’ growth prospects, business characteristics, and abilities to exploit uncertainties in the marketplace, we are increasing our exposure to companies in which we have the greatest long-term conviction. We are comfortable identifying cycle-to-cycle winners with company-specific growth levers that will take market share over a multi-year period and that are most capably managed.

Through the market volatility, our process remains unchanged, and we are constantly updating our risk versus reward framework to identify mispriced securities. As correlations rise and the market treats many stocks similarly, these dislocations provide significant opportunities to buy into high-quality businesses at discounted valuations. With earnings and dividend yields at high levels, we are finding extremely good value in many companies that we believe could provide strong total returns for investors.

Thank you, Aaron, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Chart data reflect a new calculation methodology that went into effect within the past six months. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper joined Putnam as the Director of Global Equity Research in July 2011 and is a member of the management team of your fund. He holds an A.B. from Harvard University. A CFA charter-holder, he has been in the investment industry since 1999.

Aaron manages your fund with a team of portfolio managers: Kelsey Chen, Steven Curbow, George Gianarikas, Ferat Ongoren, Walter Scully, and Michael Yogg.

IN THE NEWS

Lower corporate debt, higher profits, and record cash on hand are factors fueling a positive outlook for U.S. mergers and acquisitions, according to a recent study of the world’s 1,000 largest companies by KPMG International. Among the 338 U.S. companies in the survey, net debt is projected to decline 34% by June 2012, compared with a 19% decline projected for their global peers. Lower debt levels may enhance the ability of corporations to pursue acquisitions. U.S. corporations in general have also continued to report robust profits this year. Through August 9, of the 441 S&P 500 companies that had reported second-quarter earnings, 69.6% beat analyst estimates, according to Standard & Poor’s research. By the end of the first quarter, U.S. firms held nearly $2 trillion in cash on hand, which could be used to fund business expansion, dividends, stock buy-backs, or mergers and acquisitions.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.77%	6.37%	5.93%	5.93%	5.97%	5.97%	6.23%	6.00%	6.51%	6.96%

10 years	13.01	6.51	4.85	4.85	4.83	4.83	7.60	3.82	10.32	15.96
Annual average	1.23	0.63	0.47	0.47	0.47	0.47	0.74	0.38	0.99	1.49

5 years	10.11	3.81	5.99	3.99	6.05	6.05	7.45	3.67	8.81	11.58
Annual average	1.94	0.75	1.17	0.79	1.18	1.18	1.45	0.72	1.70	2.22

3 years	13.63	7.13	11.10	8.10	11.12	11.12	12.01	8.07	12.80	14.58
Annual average	4.35	2.32	3.57	2.63	3.58	3.58	3.85	2.62	4.10	4.64

1 year	19.24	12.37	18.40	13.40	18.41	17.41	18.77	14.59	19.06	19.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 7/31/11

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average (life of fund)	7.08%	6.47%

10 years	29.38	28.05
Annual average	2.61	2.35

5 years	12.56	10.60
Annual average	2.39	1.95

3 years	9.02	6.29
Annual average	2.92	1.99

1 year	19.65	17.68

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/11, there were 1,068, 946, 811, 488, and 179 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,485 and $10,483, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,382. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,032 and $11,596, respectively.

Fund price and distribution information For the 12-month period ended 7/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.082		—	—	$0.013		$0.058	$0.120

Capital gains	—		—	—	—		—	—

Total	$0.082		—	—	$0.013		$0.058	$0.120

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/10	$13.08	$13.88	$12.28	$12.33	$12.59	$13.05	$13.02	$13.16

7/31/11	15.51	16.46	14.54	14.60	14.94	15.48	15.44	15.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.94%	6.54%	6.11%	6.11%	6.14%	6.14%	6.41%	6.17%	6.68%	7.14%

10 years	11.96	5.56	3.86	3.86	3.93	3.93	6.56	2.85	9.24	14.81
Annual average	1.14	0.54	0.38	0.38	0.39	0.39	0.64	0.28	0.89	1.39

5 years	10.70	4.33	6.62	4.62	6.68	6.68	8.06	4.25	9.40	12.11
Annual average	2.05	0.85	1.29	0.91	1.30	1.30	1.56	0.84	1.81	2.31

3 years	15.32	8.68	12.78	9.78	12.80	12.80	13.57	9.60	14.47	16.20
Annual average	4.87	2.81	4.09	3.16	4.10	4.10	4.33	3.10	4.61	5.13

1 year	31.01	23.49	30.15	25.15	30.11	29.11	30.46	25.94	30.76	31.31

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10*	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Annualized expense ratio for the six-month period
ended 7/31/11†	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2011, to July 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.06	$9.77	$9.77	$8.53	$7.30	$4.82

Ending value (after expenses)	$1,003.20	$1,000.00	$1,000.00	$1,001.30	$1,002.60	$1,005.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2011, use the following calculation method. To find the value of your investment on February 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.11	$9.84	$9.84	$8.60	$7.35	$4.86

Ending value (after expenses)	$1,018.74	$1,015.03	$1,015.03	$1,016.27	$1,017.50	$1,019.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 1,069, 910 and 768 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2011, Putnam employees had approximately $350,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (the fund), including the fund’s portfolio, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2011

The fund’s portfolio 7/31/11

COMMON STOCKS (95.5%)*	Shares	Value

Aerospace and defense (2.6%)
Embraer SA ADR (Brazil)	24,334	$718,340

Goodrich Corp.	3,082	293,221

Honeywell International, Inc.	30,387	1,613,550

L-3 Communications Holdings, Inc.	8,568	677,900

Northrop Grumman Corp.	14,513	878,182

Precision Castparts Corp.	4,287	691,836

Safran SA (France)	20,094	831,335

		5,704,364
Air freight and logistics (0.6%)
FedEx Corp.	3,165	274,975

United Parcel Service, Inc. Class B	16,445	1,138,323

		1,413,298
Airlines (0.2%)
Delta Air Lines, Inc. †	16,518	130,327

United Continental Holdings, Inc. †	12,199	221,046

		351,373
Automobiles (0.5%)
Ford Motor Co. †	80,403	981,721

General Motors Co. †	3,018	83,538

		1,065,259
Beverages (2.2%)
Coca-Cola Co. (The)	26,694	1,815,459

Coca-Cola Enterprises, Inc.	77,421	2,176,304

PepsiCo, Inc.	12,198	781,160

		4,772,923
Biotechnology (1.2%)
Amgen, Inc. †	4,270	233,569

Celgene Corp. †	19,134	1,134,646

Dendreon Corp. †	17,394	641,839

Human Genome Sciences, Inc. †	11,413	239,787

United Therapeutics Corp. †	7,156	410,611

		2,660,452
Capital markets (2.2%)
Ameriprise Financial, Inc.	4,425	239,393

Bank of New York Mellon Corp. (The)	22,208	557,643

BlackRock, Inc.	1,712	305,524

Charles Schwab Corp. (The)	17,946	267,934

E*Trade Financial Corp. †	4,460	70,825

Federated Investors, Inc.	1,661	35,496

Franklin Resources, Inc.	2,605	330,731

Goldman Sachs Group, Inc. (The)	9,264	1,250,362

Invesco, Ltd.	8,272	183,473

Janus Capital Group, Inc.	3,343	28,215

Legg Mason, Inc.	2,734	80,434

Morgan Stanley	26,603	591,917

Northern Trust Corp.	4,344	195,067

State Street Corp.	8,999	373,189

T. Rowe Price Group, Inc.	4,652	264,234

		4,774,437

COMMON STOCKS (95.5%)* cont.	Shares	Value

Chemicals (2.4%)
Air Products & Chemicals, Inc.	4,929	$437,350

Celanese Corp. Ser. A	7,160	394,731

CF Industries Holdings, Inc.	2,984	463,475

Dow Chemical Co. (The)	24,071	839,356

E.I. du Pont de Nemours & Co.	6,935	356,598

Huntsman Corp.	38,547	736,248

LyondellBasell Industries NV Class A (Netherlands)	13,678	539,734

Monsanto Co.	16,040	1,178,619

PPG Industries, Inc.	4,652	391,698

		5,337,809
Commercial banks (2.6%)
BB&T Corp.	6,904	177,295

Comerica, Inc.	6,446	206,465

Fifth Third Bancorp	30,452	385,218

First Horizon National Corp.	3,541	31,834

Huntington Bancshares, Inc.	17,036	102,983

KeyCorp	11,348	91,238

M&T Bank Corp.	1,350	116,424

PNC Financial Services Group, Inc.	9,553	518,632

Popular, Inc. (Puerto Rico) †	45,507	109,217

Regions Financial Corp.	15,837	96,447

SunTrust Banks, Inc.	5,673	138,932

U.S. Bancorp	34,363	895,500

Wells Fargo & Co.	94,723	2,646,561

Zions Bancorp.	5,605	122,750

		5,639,496
Communications equipment (2.2%)
Cisco Systems, Inc.	193,270	3,086,522

Juniper Networks, Inc. †	13,802	322,829

Qualcomm, Inc.	24,573	1,346,109

Sycamore Networks, Inc. †	7,352	144,834

		4,900,294
Computers and peripherals (5.5%)
Apple, Inc. †	17,841	6,966,554

Hewlett-Packard Co.	94,320	3,316,291

SanDisk Corp. †	38,313	1,629,452

Seagate Technology	10,485	145,637

		12,057,934
Construction and engineering (0.2%)
Fluor Corp.	2,154	136,844

KBR, Inc.	5,889	209,943

		346,787
Consumer finance (0.8%)
American Express Co.	18,792	940,352

Capital One Financial Corp.	8,219	392,868

Discover Financial Services	9,799	250,952

SLM Corp.	9,476	147,731

		1,731,903

COMMON STOCKS (95.5%)* cont.	Shares	Value

Containers and packaging (0.2%)
Rock-Tenn Co. Class A	3,070	$188,682

Temple-Inland, Inc.	5,852	175,677

		364,359
Diversified consumer services (0.4%)
Apollo Group, Inc. Class A †	13,688	695,761

Career Education Corp. †	11,563	262,364

		958,125
Diversified financial services (3.5%)
Bank of America Corp.	181,473	1,762,103

Citigroup, Inc.	52,301	2,005,220

CME Group, Inc.	1,205	348,474

IntercontinentalExchange, Inc. †	1,318	162,509

JPMorgan Chase & Co.	71,146	2,877,856

Leucadia National Corp.	3,556	119,731

Moody’s Corp.	3,587	127,733

Nasdaq OMX Group, Inc. (The) †	2,689	64,724

NYSE Euronext	4,690	156,927

		7,625,277
Diversified telecommunication services (2.9%)
AT&T, Inc.	32,181	941,616

CenturyLink, Inc.	25,448	944,375

Verizon Communications, Inc.	127,198	4,488,817

		6,374,808
Electric utilities (1.4%)
Edison International	20,949	797,528

Entergy Corp.	9,575	639,610

Great Plains Energy, Inc.	32,111	647,679

PPL Corp.	33,700	940,230

		3,025,047
Electrical equipment (0.6%)
Cooper Industries PLC	9,550	499,561

GrafTech International, Ltd. †	29,581	569,730

Hubbell, Inc. Class B	6,006	357,177

		1,426,468
Electronic equipment, instruments, and components (0.2%)
Corning, Inc.	9,995	159,020

TE Connectivity, Ltd. (Switzerland)	11,521	396,668

		555,688
Energy equipment and services (2.4%)
Baker Hughes, Inc.	10,682	826,573

National Oilwell Varco, Inc.	18,188	1,465,407

Schlumberger, Ltd.	34,105	3,082,069

		5,374,049
Food and staples retail (1.2%)
Costco Wholesale Corp.	854	66,826

CVS Caremark Corp.	24,681	897,154

Walgreen Co.	8,763	342,108

Wal-Mart Stores, Inc.	26,165	1,379,157

		2,685,245

COMMON STOCKS (95.5%)* cont.	Shares	Value

Food products (0.7%)
Archer Daniels-Midland Co.	6,294	$191,212

Diamond Foods, Inc.	4,872	348,786

Mead Johnson Nutrition Co. Class A	12,841	916,462

		1,456,460
Health-care equipment and supplies (1.8%)
Baxter International, Inc.	14,888	866,035

Becton, Dickinson and Co.	2,223	185,865

Boston Scientific Corp. †	28,838	206,480

CareFusion Corp. †	2,282	60,222

Covidien PLC (Ireland)	12,766	648,385

Edwards Lifesciences Corp. †	1,074	76,630

Intuitive Surgical, Inc. †	477	191,062

Medtronic, Inc.	11,720	422,506

St. Jude Medical, Inc.	13,712	637,608

Stryker Corp.	9,870	536,336

Teleflex, Inc.	695	41,860

		3,872,989
Health-care providers and services (2.2%)
Aetna, Inc.	28,335	1,175,619

AmerisourceBergen Corp.	4,892	187,413

Cardinal Health, Inc.	1,390	60,826

CIGNA Corp.	18,856	938,463

Coventry Health Care, Inc. †	4,096	131,072

Express Scripts, Inc. †	12,241	664,197

Fresenius Medical Care AG & Co., KGaA ADR (Germany)	2,758	212,201

McKesson Corp.	2,299	186,495

Medco Health Solutions, Inc. †	2,931	184,301

Quest Diagnostics, Inc.	5,762	311,206

WellPoint, Inc.	11,854	800,738

		4,852,531
Hotels, restaurants, and leisure (1.5%)
Carnival Corp.	19,314	643,156

Las Vegas Sands Corp. †	4,322	203,912

McDonald’s Corp.	15,994	1,383,161

Wyndham Worldwide Corp.	28,407	982,598

		3,212,827
Household durables (0.3%)
Fortune Brands, Inc.	7,606	457,957

Newell Rubbermaid, Inc.	7,556	117,269

		575,226
Household products (2.2%)
Colgate-Palmolive Co.	17,081	1,441,295

Energizer Holdings, Inc. †	3,314	267,241

Procter & Gamble Co. (The)	49,894	3,067,982

		4,776,518
Independent power producers and energy traders (0.9%)
AES Corp. (The) †	84,920	1,045,365

Calpine Corp. †	60,731	986,879

		2,032,244

COMMON STOCKS (95.5%)* cont.	Shares	Value

Industrial conglomerates (2.8%)
General Electric Co.	292,271	$5,234,574

Tyco International, Ltd.	20,457	906,041

		6,140,615
Insurance (3.4%)
ACE, Ltd.	6,970	466,851

Aflac, Inc.	19,711	907,889

Allstate Corp. (The)	15,770	437,144

AON Corp.	7,638	367,541

Assured Guaranty, Ltd. (Bermuda)	49,731	703,694

Berkshire Hathaway, Inc. Class B †	12,796	949,079

Chubb Corp. (The)	3,354	209,558

Everest Re Group, Ltd.	859	70,541

Hartford Financial Services Group, Inc. (The)	25,393	594,704

Marsh & McLennan Cos., Inc.	13,990	412,565

MBIA, Inc. †	26,734	245,953

MetLife, Inc.	19,719	812,620

Progressive Corp. (The)	6,126	120,560

Prudential Financial, Inc.	10,766	631,749

RenaissanceRe Holdings, Ltd.	1,100	76,549

Transatlantic Holdings, Inc.	1,600	81,936

XL Group PLC	21,848	448,321

		7,537,254
Internet and catalog retail (1.2%)
Amazon.com, Inc. †	6,153	1,369,166

Netflix, Inc. †	580	154,274

Priceline.com, Inc. †	2,047	1,100,570

		2,624,010
Internet software and services (1.9%)
Baidu, Inc. ADR (China) †	4,757	747,182

eBay, Inc. †	12,465	408,229

Google, Inc. Class A †	4,545	2,743,771

Monster Worldwide, Inc. †	1,947	22,858

Yahoo!, Inc. †	18,488	242,193

		4,164,233
IT services (2.0%)
Accenture PLC Class A	9,810	580,163

Automatic Data Processing, Inc.	7,548	388,647

Cognizant Technology Solutions Corp. †	4,514	315,393

Computer Sciences Corp.	2,344	82,696

Fidelity National Information Services, Inc.	4,067	122,091

Fiserv, Inc. †	2,168	130,860

IBM Corp.	6,270	1,140,200

Mastercard, Inc. Class A	1,424	431,828

Paychex, Inc.	4,872	137,537

Teradata Corp. †	1,985	109,096

Total Systems Services, Inc.	2,453	45,650

Visa, Inc. Class A	7,236	618,967

Western Union Co. (The)	9,558	185,521

		4,288,649

COMMON STOCKS (95.5%)* cont.	Shares	Value

Leisure equipment and products (0.4%)
Hasbro, Inc.	24,684	$976,499

		976,499
Life sciences tools and services (0.6%)
Agilent Technologies, Inc. †	9,552	402,712

Life Technologies Corp. †	3,709	167,016

Thermo Fisher Scientific, Inc. †	11,001	661,050

		1,230,778
Machinery (3.0%)
Cummins, Inc.	3,528	370,017

Deere & Co.	7,915	621,407

Eaton Corp.	14,112	676,670

Ingersoll-Rand PLC	29,735	1,112,684

Joy Global, Inc.	2,860	268,611

Parker Hannifin Corp.	32,858	2,596,439

Stanley Black & Decker, Inc.	4,285	281,824

Timken Co.	13,768	601,249

		6,528,901
Media (3.1%)
CBS Corp. Class B	7,325	200,485

Comcast Corp. Class A	87,793	2,108,788

Interpublic Group of Companies, Inc. (The)	39,072	383,296

McGraw-Hill Cos., Inc. (The)	1,968	81,869

News Corp. Class A	66,086	1,058,698

Time Warner, Inc.	27,109	953,152

Viacom, Inc. Class B	8,129	393,606

Walt Disney Co. (The)	40,919	1,580,292

		6,760,186
Metals and mining (0.8%)
Cliffs Natural Resources, Inc.	3,936	353,532

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	24,780	1,312,349

		1,665,881
Multiline retail (1.2%)
Dollar General Corp. †	10,753	338,289

Kohl’s Corp.	13,625	745,424

Nordstrom, Inc.	11,073	555,422

Target Corp.	19,649	1,011,727

		2,650,862
Multi-utilities (1.0%)
Ameren Corp.	48,233	1,390,075

PG&E Corp.	20,357	843,391

		2,233,466
Office electronics (0.1%)
Xerox Corp.	21,168	197,497

		197,497
Oil, gas, and consumable fuels (10.0%)
Anadarko Petroleum Corp.	11,615	958,934

Apache Corp.	17,343	2,145,676

Chevron Corp.	23,138	2,406,815

CONSOL Energy, Inc.	10,991	589,118

Exxon Mobil Corp.	97,315	7,764,764

Hess Corp.	23,626	1,619,799

COMMON STOCKS (95.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Newfield Exploration Co. †	22,631	$1,525,782

Noble Energy, Inc.	14,645	1,459,814

Occidental Petroleum Corp.	18,683	1,834,297

Southwestern Energy Co. †	8,027	357,683

Sunoco, Inc.	28,859	1,173,118

		21,835,800
Paper and forest products (0.1%)
International Paper Co.	10,113	300,356

		300,356
Personal products (0.5%)
Avon Products, Inc.	18,822	493,701

Estee Lauder Cos., Inc. (The) Class A	4,891	513,115

		1,006,816
Pharmaceuticals (5.1%)
Abbott Laboratories	23,526	1,207,354

Auxilium Pharmaceuticals, Inc. †	38,716	725,538

Hospira, Inc. †	1,308	66,865

Johnson & Johnson	55,170	3,574,464

Merck & Co., Inc.	61,369	2,094,524

Pfizer, Inc.	185,381	3,566,730

		11,235,475
Professional services (0.1%)
Dun & Bradstreet Corp. (The)	749	54,340

Equifax, Inc.	1,858	63,841

Robert Half International, Inc.	2,224	60,893

		179,074
Real estate investment trusts (REITs) (1.6%)
American Capital Agency Corp.	1,222	34,118

Digital Realty Trust, Inc.	20,421	1,249,969

HCP, Inc.	18,471	678,440

Invesco Mortgage Capital, Inc.	1,140	22,321

MFA Financial, Inc.	8,855	66,324

Prologis, Inc.	19,773	704,512

Simon Property Group, Inc.	5,893	710,165

		3,465,849
Road and rail (0.1%)
Hertz Global Holdings, Inc. †	22,834	321,274

		321,274
Semiconductors and semiconductor equipment (2.1%)
Advanced Micro Devices, Inc. †	52,249	383,508

Cymer, Inc. †	15,024	661,507

First Solar, Inc. †	12,230	1,445,953

Intel Corp.	30,731	686,223

JinkoSolar Holding Co., Ltd. ADR (China) †	10,711	232,643

Lam Research Corp. †	13,896	568,068

Texas Instruments, Inc.	24,424	726,614

		4,704,516
Software (3.4%)
Adobe Systems, Inc. †	19,604	543,423

Autodesk, Inc. †	1,439	49,502

BMC Software, Inc. †	8,094	349,823

COMMON STOCKS (95.5%)* cont.		Shares	Value

Software cont.
CA, Inc.		6,865	$153,090

Citrix Systems, Inc. †		2,554	183,990

Microsoft Corp.		121,529	3,329,895

Oracle Corp.		83,076	2,540,464

Red Hat, Inc. †		1,975	83,108

Salesforce.com, Inc. †		2,088	302,154

			7,535,449
Specialty retail (2.2%)
Bed Bath & Beyond, Inc. †		22,122	1,293,916

Best Buy Co., Inc.		18,799	518,852

CarMax, Inc. †		2,088	66,753

Limited Brands, Inc.		3,025	114,527

Lowe’s Cos., Inc.		49,001	1,057,437

Office Depot, Inc. †		41,974	158,662

OfficeMax, Inc. †		10,065	71,260

Staples, Inc.		26,651	428,015

TJX Cos., Inc. (The)		15,160	838,348

Urban Outfitters, Inc. †		11,818	384,558

			4,932,328
Textiles, apparel, and luxury goods (0.6%)
Coach, Inc.		8,560	552,634

Hanesbrands, Inc. †		11,110	338,966

NIKE, Inc. Class B		4,012	361,682

			1,253,282
Thrifts and mortgage finance (—%)
Hudson City Bancorp, Inc.		5	41

People’s United Financial, Inc.		890	11,285

			11,326
Tobacco (2.4%)
Lorillard, Inc.		10,148	1,077,921

Philip Morris International, Inc.		58,649	4,174,049

			5,251,970
Wireless telecommunication services (0.2%)
American Tower Corp. Class A †		7,568	397,547

			397,547

Total common stocks (cost $205,575,797)			$209,354,083

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Caterpillar, Inc. (Call)	Aug-11/$120.00	91,788	$5,452

General Electric Co. (Call)	Sep-11/21.00	175,015	8,788

Ingersoll-Rand PLC (Call)	Sep-11/55.00	189,304	568

Total purchased options outstanding (cost $105,854)			$14,808

SHORT-TERM INVESTMENTS (4.5%)*	Principal amount/shares	Value

U. S. Treasury Bills for an effective yield of 0.16%,
November 17, 2011 #	$425,000	$424,796

U. S. Treasury Bills for effective yields from 0.23%
to 0.24%, October 20, 2011 #	625,000	624,803

Putnam Money Market Liquidity Fund 0.05% e	8,717,737	8,717,737

Total short-term investments (cost $9,767,193)		$9,767,336

TOTAL INVESTMENTS

Total investments (cost $215,448,844)		$219,136,227

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through July 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $219,135,634.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,196 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 7/31/11
	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	20	$6,442,000	Sep-11	$74,400

Total				$74,400

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11
		Upfront		Fixed payments	Total return
Swap counterparty /		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
baskets	475	$—	4/9/12	(1 month USD-	A basket	$(1,196)
				LIBOR-BBA plus	(GSCBPBAT)
				40 bps)	of common stocks

Total						$(1,196)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$25,008,604	$—	$—

Consumer staples	19,949,932	—	—

Energy	27,209,849	—	—

Financials	30,785,542	—	—

Health care	23,852,225	—	—

Industrials	21,580,819	831,335	—

Information technology	38,404,260	—	—

Materials	7,668,405	—	—

Telecommunication services	6,772,355	—	—

Utilities	7,290,757	—	—

Total common stocks	208,522,748	831,335	—

Purchased options outstanding	—	14,808	—

Short-term investments	8,717,737	1,049,599	—

Totals by level	$217,240,485	$1,895,742	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$74,400	$—	$—

Total return swap contracts	—	(1,196)	—

Totals by level	$74,400	$(1,196)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $206,731,107)	$210,418,490
Affiliated issuers (identified cost $8,717,737) (Notes 1 and 6)	8,717,737

Cash	30,006

Dividends, interest and other receivables	348,897

Receivable for shares of the fund sold	9,594

Receivable for investments sold	3,825,263

Total assets	223,349,987

LIABILITIES

Payable for variation margin (Note 1)	42,000

Payable for investments purchased	3,658,097

Payable for shares of the fund repurchased	41,001

Payable for compensation of Manager (Note 2)	107,464

Payable for investor servicing fees (Note 2)	56,632

Payable for custodian fees (Note 2)	15,511

Payable for Trustee compensation and expenses (Note 2)	124,526

Payable for administrative services (Note 2)	1,175

Payable for distribution fees (Note 2)	65,456

Unrealized depreciation on swap contracts (Note 1)	1,196

Other accrued expenses	101,295

Total liabilities	4,214,353

Net assets	$219,135,634

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$348,187,342

Undistributed net investment income (Note 1)	304,706

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(133,117,045)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,760,631

Total — Representing net assets applicable to capital shares outstanding	$219,135,634

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($183,969,212 divided by 11,857,973 shares)	$15.51

Offering price per class A share (100/94.25 of $15.51)*	$16.46

Net asset value and offering price per class B share ($14,077,517 divided by 968,292 shares)**	$14.54

Net asset value and offering price per class C share ($11,443,470 divided by 783,934 shares)**	$14.60

Net asset value and redemption price per class M share ($4,084,396 divided by 273,474 shares)	$14.94

Offering price per class M share (100/96.50 of $14.94)*	$15.48

Net asset value, offering price and redemption price per class R share
($142,613 divided by 9,238 shares)	$15.44

Net asset value, offering price and redemption price per class Y share
($5,418,426 divided by 346,991 shares)	$15.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $4,662)	$3,962,885

Interest (including interest income of $11,209 from investments in affiliated issuers) (Note 6)	13,520

Securities lending (Note 1)	918

Total investment income	3,977,323

EXPENSES

Compensation of Manager (Note 2)	1,276,090

Investor servicing fees (Note 2)	735,078

Custodian fees (Note 2)	30,266

Trustee compensation and expenses (Note 2)	19,442

Administrative services (Note 2)	6,782

Distribution fees — Class A (Note 2)	475,104

Distribution fees — Class B (Note 2)	170,040

Distribution fees — Class C (Note 2)	117,249

Distribution fees — Class M (Note 2)	31,726

Distribution fees — Class R (Note 2)	632

Other	151,626

Total expenses	3,014,035

Expense reduction (Note 2)	(18,258)

Net expenses	2,995,777

Net investment income	981,546

Net realized gain on investments (Notes 1 and 3)	30,500,486

Net realized gain on swap contracts (Note 1)	164,368

Net realized gain on futures contracts (Note 1)	918,520

Net realized loss on foreign currency transactions (Note 1)	(121)

Net realized gain on written options (Notes 1 and 3)	385

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	44

Net unrealized appreciation of investments, futures contracts, written options and swap
contracts during the year	6,781,778

Net gain on investments	38,365,460

Net increase in net assets resulting from operations	$39,347,006

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/11	Year ended 7/31/10

Operations:
Net investment income	$981,546	$970,441

Net realized gain on investments
and foreign currency transactions	31,583,638	24,998,174

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	6,781,822	4,540,940

Net increase in net assets resulting from operations	39,347,006	30,509,555

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,039,218)	(1,493,699)

Class B	—	(3,972)

Class C	—	(25,738)

Class M	(3,872)	(17,884)

Class R	(480)	(699)

Class Y	(33,260)	(38,836)

From return of capital
Class A	—	(121,001)

Class B	—	(322)

Class C	—	(2,085)

Class M	—	(1,449)

Class R	—	(57)

Class Y	—	(3,146)

Increase in capital from settlement payments (Note 7)	351,925	—

Redemption fees (Note 1)	383	110

Decrease from capital share transactions (Note 4)	(40,745,686)	(34,196,225)

Total decrease in net assets	(2,123,202)	(5,395,448)

NET ASSETS

Beginning of year	221,258,836	226,654,284

End of year (including undistributed net investment
income and distributions in excess of net investment
income of $304,706 and $32,130, respectively)	$219,135,634	$221,258,836

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
July 31, 2011	$13.08	.08	2.41	2.49	(.08)	—	(.08)	—	.02 [f]	$15.51	19.24	$183,969	1.23	.53	99
July 31, 2010	11.59	.07	1.53	1.60	(.10)	(.01)	(.11)	—	—	13.08	13.80	184,136	1.26 [d]	.53 [d]	106
July 31, 2009	13.99	.11	(2.41) [g]	(2.30)	(.10)	—	(.10)	—	—	11.59	(16.26) [g]	179,816	1.18 [d]	1.04 [d]	130
July 31, 2008	16.74	.08	(2.78)	(2.70)	(.05)	—	(.05)	—	—	13.99	(16.16)	271,560	1.24 [d]	.51 [d]	119
July 31, 2007	14.50	.06	2.20	2.26	(.02)	—	(.02)	—	—	16.74	15.58	455,608	1.25 [d]	.40 [d]	79

Class B
July 31, 2011	$12.28	(.03)	2.27	2.24	—	—	—	—	.02 [f]	$14.54	18.40	$14,078	1.98	(.21)	99
July 31, 2010	10.87	(.02)	1.43	1.41	— [e]	— [e]	— [e]	—	—	12.28	12.99	18,522	2.01 [d]	(.20) [d]	106
July 31, 2009	13.09	.03	(2.25) [g]	(2.22)	—	—	—	—	—	10.87	(16.96) [g]	27,769	1.93 [d]	.31 [d]	130
July 31, 2008	15.73	(.04)	(2.60)	(2.64)	—	—	—	—	—	13.09	(16.78)	65,767	1.99 [d]	(.24) [d]	119
July 31, 2007	13.72	(.05)	2.06	2.01	—	—	—	—	—	15.73	14.65	146,984	2.00 [d]	(.35) [d]	79

Class C
July 31, 2011	$12.33	(.03)	2.28	2.25	—	—	—	—	.02 [f]	$14.60	18.41	$11,443	1.98	(.22)	99
July 31, 2010	10.94	(.03)	1.45	1.42	(.03)	— [e]	(.03)	—	—	12.33	12.97	10,736	2.01 [d]	(.22) [d]	106
July 31, 2009	13.17	.03	(2.26) [g]	(2.23)	—	—	—	—	—	10.94	(16.93) [g]	10,874	1.93 [d]	.29 [d]	130
July 31, 2008	15.83	(.04)	(2.62)	(2.66)	—	—	—	—	—	13.17	(16.80)	16,486	1.99 [d]	(.24) [d]	119
July 31, 2007	13.80	(.05)	2.08	2.03	—	—	—	—	—	15.83	14.71	26,731	2.00 [d]	(.35) [d]	79

Class M
July 31, 2011	$12.59	— [e]	2.34	2.34	(.01)	—	(.01)	—	.02 [f]	$14.94	18.77	$4,084	1.73	.03	99
July 31, 2010	11.17	— [e]	1.47	1.47	(.05)	— [e]	(.05)	—	—	12.59	13.19	3,961	1.76 [d]	.03 [d]	106
July 31, 2009	13.44	.05	(2.30) [g]	(2.25)	(.02)	—	(.02)	—	—	11.17	(16.69) [g]	4,254	1.68 [d]	.54 [d]	130
July 31, 2008	16.11	— [e]	(2.67)	(2.67)	—	—	—	—	—	13.44	(16.57)	7,030	1.74 [d]	.01 [d]	119
July 31, 2007	14.01	(.02)	2.12	2.10	—	—	—	—	—	16.11	14.99	11,300	1.75 [d]	(.10) [d]	79

Class R
July 31, 2011	$13.02	.04	2.42	2.46	(.06)	—	(.06)	—	.02 [f]	$15.44	19.06	$143	1.48	.28	99
July 31, 2010	11.55	.04	1.52	1.56	(.08)	(.01)	(.09)	—	—	13.02	13.47	102	1.51 [d]	.28 [d]	106
July 31, 2009	13.92	.09	(2.40) [g]	(2.31)	(.06)	—	(.06)	—	—	11.55	(16.51) [g]	103	1.43 [d]	.77 [d]	130
July 31, 2008	16.65	.04	(2.76)	(2.72)	(.01)	—	(.01)	—	—	13.92	(16.34)	101	1.49 [d]	.27 [d]	119
July 31, 2007	14.44	.02	2.19	2.21	—	—	—	—	—	16.65	15.31	286	1.50 [d]	.12 [d]	79

Class Y
July 31, 2011	$13.16	.12	2.44	2.56	(.12)	—	(.12)	—	.02 [f]	$15.62	19.66	$5,418.98		.77	99
July 31, 2010	11.66	.10	1.54	1.64	(.13)	(.01)	(.14)	—	—	13.16	14.05	3,802	1.01 [d]	.78 [d]	106
July 31, 2009	14.10	.14	(2.43) [g]	(2.29)	(.15)	—	(.15)	—	—	11.66	(16.04) [g]	3,838	.93 [d]	1.30 [d]	130
July 31, 2008	16.88	.12	(2.80)	(2.68)	(.10)	—	(.10)	—	—	14.10	(15.96)	5,026	.99 [d]	.76 [d]	119
July 31, 2007	14.62	.11	2.21	2.32	(.06)	—	(.06)	—	—	16.88	15.88	71,184	1.00 [d]	.64 [d]	79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.03%

July 31, 2009	0.27

July 31, 2008	0.03

July 31, 2007	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursal related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/11

Note 1: Significant accounting policies

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through July 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Options contracts The fund uses options contracts to enhance returns on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 200,000 on purchased options contracts for the reporting period.

G) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific markets/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $200,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $119,001 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

J) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $132,754,623 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$81,950,908	July 31, 2017

50,803,715	July 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, income on swap contracts and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $432,120 to decrease distributions in excess of net investment income and $260,209,487 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $259,777,367.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$18,134,700
Unrealized depreciation	(14,735,339)

Net unrealized appreciation	3,399,361
Undistributed ordinary income	303,502
Capital loss carryforward	(132,754,623)
Cost for federal income tax purposes	$215,736,866

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $799 under the expense offset arrangements and by $17,459 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $155, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,705 and $384 from the sale of class A and class M shares, respectively, and received $17,758 and $175 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $213,119,205 and $252,757,485, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	8,333	$7,500

Options opened	110,136	20,400

Options exercised	—	—

Options expired	(68,545)	(25,476)

Options closed	(49,924)	(2,424)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	765,465	$11,492,968	1,261,410	$16,350,354

Shares issued in connection with
reinvestment of distributions	66,291	976,341	120,074	1,545,675

	831,756	12,469,309	1,381,484	17,896,029

Shares repurchased	(3,055,879)	(44,770,512)	(2,818,508)	(36,471,822)

Net decrease	(2,224,123)	$(32,301,203)	(1,437,024)	$(18,575,793)

	Year ended 7/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	77,104	$1,082,576	110,268	$1,331,384

Shares issued in connection with
reinvestment of distributions	—	—	341	4,147

	77,104	1,082,576	110,609	1,335,531

Shares repurchased	(617,397)	(8,684,601)	(1,156,326)	(14,060,790)

Net decrease	(540,293)	$(7,602,025)	(1,045,717)	$(12,725,259)

	Year ended 7/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	53,467	$746,973	30,749	$381,710

Shares issued in connection with
reinvestment of distributions	—	—	2,105	25,677

	53,467	746,973	32,854	407,387

Shares repurchased	(140,422)	(1,969,887)	(155,894)	(1,920,200)

Net decrease	(86,955)	$(1,222,914)	(123,040)	$(1,512,813)

	Year ended 7/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	9,036	$132,024	9,842	$125,634

Shares issued in connection with
reinvestment of distributions	264	3,749	1,504	18,704

	9,300	135,773	11,346	144,338

Shares repurchased	(50,370)	(726,050)	(77,685)	(988,784)

Net decrease	(41,070)	$(590,277)	(66,339)	$(844,446)

	Year ended 7/31/11		Year ended 7/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	3,198	$47,531	2,304	$30,135

Shares issued in connection with
reinvestment of distributions	33	480	59	756

	3,231	48,011	2,363	30,891

Shares repurchased	(1,836)	(25,485)	(3,423)	(44,967)

Net increase (decrease)	1,395	$22,526	(1,060)	$(14,076)

	Year ended 7/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	95,915	$1,511,041	33,464	$431,018

Shares issued in connection with
reinvestment of distributions	2,214	32,747	3,184	41,199

	98,129	1,543,788	36,648	472,217

Shares repurchased	(39,974)	(595,581)	(77,042)	(996,055)

Net increase (decrease)	58,155	$948,207	(40,394)	$(523,838)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments,
	Receivables, Net assets —
	Unrealized appreciation/
Equity contracts	(depreciation)	$89,208*	Payables	$1,196

Total		$89,208		$1,196

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Warrants†	Futures	Swaps	Total

Equity contracts	$44,853	$46,225	$918,520	$164,368	$1,173,966

Total	$44,853	$46,225	$918,520	$164,368	$1,173,966

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Warrants†	Futures	Swaps	Total

Equity contracts	$(81,796)	$(1,495)	$(93,007)	$(33,310)	$(209,608)

Total	$(81,796)	$(1,495)	$(93,007)	$(33,310)	$(209,608)

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $11,209 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $76,783,405 and $76,860,798, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $342,957 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $8,968 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2011, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended July 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $538 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN067
269339 9/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2011	$42,821	$ —	$4,000	$ —
July 31, 2010	$39,777	$ —	$3,800	$ —

For the fiscal years ended July 31, 2011and July 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,000 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2011	$ —	$ —	$ —	$ —

July 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2011